EX-99.g.2.viii

AMENDMENT NO. 8 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

This AMENDMENT NO. 8 TO SECURITIES LENDING AUTHORIZATION AGREEMENT is made and effective as of the 1st day of December, 2025 (the “Effective Date”), by and between each investment company listed on Schedule 1 attached hereto (referred to herein, individually, as a “Client” and, collectively, as the “Clients”) on behalf of one or more of its series funds listed below such investment company on Schedule 1 attached hereto (referred to herein, individually, as a “Fund” and, collectively, as the “Funds”) and THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, N.A. (the “Lending Agent”).

WHEREAS, the Client and Mellon Bank, N.A., have entered into a certain Securities Lending Authorization Agreement dated as of July 20, 2007, with respect to certain lendable securities held by each Fund (as amended, modified or supplemented from time to time, the “Agreement”); and

WHEREAS, The Bank of New York Mellon has succeeded by operation of law to all right, title and interest of Mellon Bank, N.A., in, to and under the Agreement; and

WHEREAS, the Client and the Lending Agent desire to amend the Agreement in certain respects as hereinafter provided:

NOW, THEREFORE, the parties hereto, each intending to be legally bound, do hereby agree as follows:

1. From and after the Effective Date, the Agreement is hereby amended by deleting Schedule 1 therefrom in its entirety and substituting in lieu thereof a new Schedule 1 identical to that which is attached hereto as Attachment 1.

2. Except as expressly amended hereby, all of the provisions of the Agreement shall continue in full force and effect; and are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Agreement to “this Agreement” (and all indirect references such as “herein”, “hereby”, “hereunder” and “hereof’) shall be deemed to refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

THE BANK OF NEW YORK MELLON

By:	/s/ Alison M. Gardner
Title:	Senior Vice President

By:	/s/ Alison M. Gardner
Title:	Senior Vice President

DELAWARE GROUP ADVISER FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP CASH RESERVE, on
behalf of its Fund identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS II, on
behalf of its Fund identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS IV, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP EQUITY FUNDS V, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP GLOBAL &
INTERNATIONAL FUNDS, on behalf of its Fund identified on Schedule 1

DELAWARE GROUP GOVERNMENT FUND,
on behalf of its Funds identified on Schedule 1

DELAWARE GROUP INCOME FUNDS, on
behalf of its Funds identified on Schedule 1

DELAWARE GROUP LIMITED-TERM
GOVERNMENT FUNDS, on behalf of its Funds identified on Schedule 1

DELAWARE GROUP STATE TAX-FREE INCOME
TRUST, behalf of its Fund identified on Schedule 1

DELAWARE GROUP TAX-FREE FUND, on
behalf of its Funds identified on Schedule 1

DELAWARE POOLED TRUST, on behalf of its Fund identified on Schedule 1

DELAWARE VIP TRUST, on behalf of its Funds identified on Schedule 1

By:	/s/ Daniel V. Geatens
Name:	Daniel V. Geatens
Title:	Treasurer
2

Attachment 1 to

AMENDMENT NO. 8 TO SECURITIES LENDING AUTHORIZATION AGREEMENT

SCHEDULE 1

which Amendment is made and effective as of December 1, 2025, by and between THE BANK OF NEW YORK MELLON, successor by operation of law to Mellon Bank, (the “Lending Agent”) and the Clients on behalf of their respective Funds.

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust

SEC Registration No.	811-07972 (1940 Act)
033-67490 (1933 Act)
Registrant CIK# 910682
Tax Year End: October 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Diversified Income Fund
Class A	07/20/2007	246248744	DPDFX	[TIN OMITTED]	S000003911
Class C		246248595	DPCFX
Class R		246248553	DPRFX
Class R6		245917612	DPZRX
Institutional Class		246248587	DPFFX
3

DELAWARE GROUP CASH RESERVE, a Delaware statutory trust

SEC Registration No.	811-02806 (1940 Act)
2-60770 (1933 Act)
Registrant CIK# 230173
Tax Year End: March 31

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Ultrashort Fund Institutional Class	11/19/2015	245910500	DULTX	[TIN OMITTED]	S000003913
4

DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust

SEC Registration No.	811-00750 (1940 Act)
2-13017 (1933 Act)
Registrant CIK# 027574
Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Value Fund	07/20/2007			[TIN OMITTED]	S000002391
Class A		24610C881	DDVAX
Class C		24610C865	DDVCX
Class R		245907860	DDVRX
Class R6		24610C840	DDZRX
Institutional Class		24610C857	DDVIX
5

DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust

SEC Registration No.	811-04413 (1940 Act)
033-00442 (1933 Act)
Registrant CIK# 778108
Tax Year End: March 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Healthcare Fund	08/15/2007			[TIN OMITTED]	S000018873
Class A		24610E101	DLHAX
Class C		24610E200	DLHCX
Class R		24610E309	DLRHX
Institutional Class		24610E408	DLHIX
Nomura Growth and Income Fund Class A	10/4/2019	24611D870	FGINX	[TIN OMITTED]	S000065929
Class R6		246110854	FGIQX
Institutional Class		246110862	FGIPX
Nomura Opportunity Fund Class A	10/4/2019	24611D771	FIUSX	[TIN OMITTED]	S000065918
Class C		24611D755	FIVCX
Class R		24611D375	FIZRX
Class R6		24611D755	FNVX
Institutional Class		24611D763	FNUX
6

DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust

SEC Registration No.	811-04997 (1940 Act)
33-11419 (1933 Act)
Registrant CIK# 809821
Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Wealth Builder Fund Class A	07/20/2007	24610B107	DDIAX	[TIN OMITTED]	S000002399
Class C		24610B305	DDICX
Class R		24610B842	DDDRX
Class R6		24610B776	DDERX
Institutional Class		24610B404	DDIIX
Nomura Small Cap Core Fund Class A	07/20/2007	24610B883	DCCAX	[TIN OMITTED]	S000002400
Class C		24610B867	DCCCX
Class R		24610B834	DCCRX
Class R6		24610B826	DCZRX
Institutional Class		24610B859	DCCIX
Nomura Small Cap Value Fund Class A	07/20/2007	246097109	DEVLX	[TIN OMITTED]	S000002401
Class C		246097406	DEVCX
Class R		246097505	DVLRX
Class R6		24610B818	DVZRX
Institutional Class		246097208	DEVIX
7

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust

SEC Registration No.	811-06324 (1940 Act)
33-41034 (1933 Act)
Registrant CIK# 875610
Tax Year End: November 30

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Emerging Markets Fund	07/20/2007			[TIN OMITTED]	S000003916
Class A		245914841	DEMAX
Class C		245914825	DEMCX
Class R		245914569	DEMRX
Class R6		245914510	DEMZX
Institutional Class		245914817	DEMIX
8

DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust

SEC Registration No.	811-04304 (1940 Act)
2-97889 (1933 Act)
Registrant CIK# 769220
Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Emerging Markets Debt Corporate Fund	09/30/2013			[TIN OMITTED]	S000041892
Class A		246094841	DEDAX
Class C		246094833	DEDCX
Institutional Class		246094817	DEDIX
Nomura Strategic Income Fund	07/20/2007			[TIN OMITTED]	S000003919
Class A		246094205	DEGGX
Class C		246094700	DUGCX
Class R		246094809	DUGRX
Institutional Class		246094502	DUGIX
9

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust

SEC Registration No.	811-02071 (1940 Act)
2-37707 (1933 Act)
Registrant CIK# 027825
Tax Year End: July 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Corporate Bond Fund	07/20/2007			[TIN OMITTED]	S000003921
Class A		245908785	DGCAX
Class C		245908769	DGCCX
Class R		245908744	DGCRX
Class R6		24610J100	DGCZX
Institutional Class		245908751	DGCIX
Nomura Extended Duration Bond Fund	07/20/2007			[TIN OMITTED]	S000003923
Class A		245908835	DEEAX
Class C		245908819	DEECX
Class R		245908728	DEERX
Class R6		245908629	DEZRX
Institutional Class		245908793	DEEIX
Nomura Floating Rate Fund Class A	10/01/2010	245908660	DDFAX	[TIN OMITTED]	S000028004
Class C		245908652	DDFCX
Class R		245908645	DDFFX
Class R6		245908595	DDFZX
Institutional Class		245908637	DDFLX
10

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust

SEC Registration No.	811-03363 (1940 Act)
2-75526 (1933 Act)
Registrant CIK# 357059
Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Limited-Term Diversified Income Fund	07/20/2007			[TIN OMITTED]	S000002397
Class A		245912308	DTRIX
Class C		245912704	DTICX
Class R		245912803	DLTRX
Class R6		245912886	DLTZX
Institutional Class		245912506	DTINX
Nomura Tax-Free Oregon Fund	10/4/2019			[TIN OMITTED]	S000065936
Class A		245912712	FTORX
Institutional Class		245912696	FTOTX
11

DELAWARE GROUP STATE TAX-FREE INCOME TRUST, a Delaware statutory trust

SEC Registration No.	811-02715 (1940 Act)
2-57791 (1933 Act)
Registrant CIK# 201670
Tax Year End: August 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Tax-Free Pennsylvania Fund	07/20/2007			[TIN OMITTED]	S000002393
Class A		233216100	DELIX
Class C		233216308	DPTCX
Institutional Class		24609H701	DTPIX
12

DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust

SEC Registration No.	811-03850 (1940 Act)
2-86606 (1933 Act)
Registrant CIK# 728352
Tax Year End: August 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Tax-Free USA Fund Class A	07/20/2007	245909106	DMTFX	[TIN OMITTED]	S000002403
Class C		245909700	DUSCX
Institutional Class		24610H104	DTFIX
Nomura Tax-Free USA Intermediate Fund	07/20/2007			[TIN OMITTED]	S000002404
Class A		245909304	DMUSX
Class C		245909882	DUICX
Institutional Class		24610H203	DUSIX
13

DELAWARE POOLED TRUST, a Delaware statutory trust

SEC Registration No.	811-06322 (1940 Act)
33-40991 (1933 Act)
Registrant CIK# 875352
Tax Year End: October 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura Global Listed Real Assets Fund	07/20/2007			[TIN OMITTED]	S000003937
Class A		246248868	DPREX
Class C		246248793	DPRCX
Class R		246248561	DPRRX
Class R6		246248454	DPRDX
Institutional Class		246248777	DPRSX
14

DELAWARE VIP TRUST, a Delaware statutory trust

SEC Registration No.	811-05162 (1940 Act)
33-14363 (1933 Act)
Registrant CIK# 814230
Tax Year End: December 31

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura VIP Emerging Markets Series	07/20/2007		N/A	[TIN OMITTED]	S000002482
Standard Class		246493878
Service Class		246493886
Nomura VIP Small Cap Value Series	07/20/2007		N/A	[TIN OMITTED]	S000002475
Standard Class		246493670
Service Class		246493688
Nomura VIP Fund for Income Series Standard Class	10/4/2019	246493522	N/A	[TIN OMITTED]	S000065942
Service Class		246493365
Nomura VIP Growth and Income Series Standard Class	10/4/2019	246493472	N/A	[TIN OMITTED]	S000065945
Nomura VIP Growth Equity Series Standard Class	10/4/2019	246493514	N/A	[TIN OMITTED]	S000065944
15

Name of Fund and any Share Classes	Date added to the Agreement	CUSIP	TICKER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Nomura VIP Investment Grade Series Standard Class	10/4/2019	246493399	N/A	[TIN OMITTED]	S000065947
Service Class		246493381
Nomura VIP Limited Duration Bond Series Standard Class	10/4/2019	246493456	N/A	[TIN OMITTED]	S000065948
Nomura VIP Opportunity Series Standard Class	10/4/2019	246493464	N/A	[TIN OMITTED]	S000065938
Nomura VIP Total Return Series Standard Class	10/4/2019	246493423	N/A	[TIN OMITTED]	S000065940
Service Class		246493415
16